SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MAY 2, 2002
                                                            -----------



                    SECURITY INTELLIGENCE TECHNOLOGIES, INC.
           ----------------------------------------------------------
              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     FLORIDA                   000-31779                   65-0928369
     -----------------------------------------------------------------
     (STATE OR OTHER          (COMMISSION                (IRS EMPLOYER
     JURISDICTION OF          FILE NUMBER)            IDENTIFICATION NO.)
     FORMATION)



     145 HUGUENOT STREET, NEW ROCHELLE, NEW YORK                 10801
     -----------------------------------------------------------------
     (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)             (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (914) 654-8700
                                                           --------------


                    -----------------------------------------

          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

ITEM 5.   OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.
          ----------------------------------------------

          On May 2, 2002, Menachem Cohen, the Vice President of Latin American Sales and a director of Security Intelligence Technologies, Inc. (the "Company"), and two other employees of subsidiaries of the Company were arrested pursuant to a criminal complaint filed in the United States District Court of the Southern District of Florida (the "Complaint"). The Complaint alleges that such individuals violated Title 18, Section 2512 and 2 of the United States Code in that they intentionally manufactured, assembled, possessed or sold a device used for the surreptitious interception of electronic communications and that such device was sent through the mail or transmitted in intrastate or foreign commerce. The Company has been advised by Mr. Cohen and the other employees that they are innocent of these charges and that they intend to defend themselves vigorously.

          On May 3, 2002, Mr. Cohen was released on bail upon the posting of a $100,000 corporate surety bond (the "Surety Bond") and a $150,000 personal surety bond. On the same day, the Board of Directors of the Company approved (i) the Company's guaranty of the obligations under the Surety Bond, and (ii) the issuance by the Company of 100,000 shares of its common stock, $.0001 par value per share, as collateral for the repayment of the Surety Bond. In addition, Ben
Y. Jamil, the Chairman of the Board of Directors and the Chief Executive Officer of the Company, personally guaranteed the repayment of the Surety Bond.

          On May 3, 2002, the Company became aware that the U.S. Customs Service may be investigating the import and export practices of the Company's subsidiaries. The Company has reason to believe that the Customs Service may be investigating the sale of certain restricted products without possessing an appropriate license. The Company believes that it has not engaged in any wrongdoing.



                                    SIGNATURE
                                    ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                    SECURITY  INTELLIGENCE
                                    TECHNOLOGIES,  INC.



                                    By:  /s/  Ben  Jamil
                                         ---------------
                                    Name:  Ben  Y.  Jamil
                                    Title:  Chief  Executive  Officer

Dated:  May 6, 2002